SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): October 3, 2000

                       AMERISERVE FOOD DISTRIBUTION, INC.
             (Exact Name of Registrant as Specified in its Charter)


             DELAWARE                          000-19367                       75-2296149
 (State or other jurisdiction of       (Commission File Number)       (I.R.S. Employer Identification
          incorporation)                                                         Number)


                              15305 DALLAS PARKWAY
                                ADDISON, TX 75001
               (Address of principal executive offices) (zip code)

                                 (972) 364-2000
        ---------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

    On October 3, 2000, AmeriServe Food Distribution, Inc. announced that the United States Bankruptcy Court in Wilmington, Del. approved an extension of the maturity date of the DIP financing facility to and including October 30, 2000, and also authorized further DIP financing extensions that are agreed to in the future by AmeriServe and its DIP lenders.

    In addition, the Bankruptcy Court approved the bidding procedures and protections and set an initial schedule of hearings and auction date (as presented in the attached exhibit) for the Plan of Reorganization filed by AmeriServe in connection with the sale to McLane Company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS
         AND EXHIBITS.

(a)      Financial statements of businesses acquired.

         Not Applicable

(b)      Pro forma financial information.

         Not Applicable

(c)      Exhibits.

         Exhibit 99.16 --  Press Release dated
         October 3, 2000



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                  AMERISERVE FOOD DISTRIBUTION, INC.

                                  By:/s/ Kevin J. Rogan
                                     -------------------------------
                                  Name:  Kevin J. Rogan
                                  Title: Senior Vice President,
                                  General Counsel and Secretary

Date: October 3, 2000